INCOME
                                                              OPPORTUNITIES
                                                              FUND 2000, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              June 30, 1998

                  INCOME OPPORTUNITIES FUND 2000, INC.

The Benefits and  Income Opportunities Fund 2000, Inc. is authorized to
Risks of          borrow funds and utilize leverage in amounts not
Leveraging        exceeding 331 1/43% of its total assets (including the
                  amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. ToEthe extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used. Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

                             Income Opportunities Fund 2000, Inc., June 30, 1998

DEAR SHAREHOLDER

For the six months ended June 30, 1998, Income Opportunities Fund 2000, Inc. earned $0.315 per share income dividends, which included earned and unpaid dividends of $0.050 per share. This represents a net annualized yield of 6.31%, based on a month-end net asset value of $10.06 per share. Over the same period, the Fund's total investment return was +3.16%, based on a change in per share net asset value from $10.02 to $10.06, and assuming reinvestment of $0.265 per share income dividends.

Economic Environment

The US economy continued to expand at an above-trend pace for the six months ended June 30, 1998. Despite declining export growth and a relatively high real interest rate environment, gross domestic product (GDP) rose 5.4% in the first quarter of 1998, marking the sixth consecutive quarter that the annualized growth rate of GDP has exceeded 3.0%. Consumer spending, which has more than offset the trade drag resulting from the Asian financial crisis, rose 6.1% in the first quarter and has been largely responsible for the strong showing of the US economy. Nonetheless, despite continued overall economic strength, the Federal Reserve Board refrained from raising interest rates during the period.

Two fundamental catalysts contributing to the surge in consumer spending have been the strength of the job market and the strength of the US equity market. With an average gain of 243,000 new jobs per month through the first six months of 1998, employment growth in the United States remains strong. As a result, the unemployment rate has fallen to a 28-year low of 4.3%. More important, labor costs continue to trend upward. Average hourly earnings rose 4.1% over the 12 months ended June 30, 1998 (the highest year-over-year pace in the current economic expansion) and well above the current rate of inflation. Consumer spending has also been influenced by the strength of the US stock market. In the three years since December 1994, the overall net wealth of US households has risen 38% in response to the climb of equity prices. As a result, US households are spending more and saving less of their personal income, while still seeing their overall net wealth increase.

The strength of consumer demand has carried over to other sectors of the economy as well. Reflecting a confluence of favorable factors (low mortgage rates, strong income growth and high consumer confidence), housing remains exceptionally strong. New housing starts rose to an annualized 1.58 million-unit rate in the first quarter of 1998, the fastest pace in ten years. In addition, both new and existing home sales are currently at or near record levels. Despite rising wage growth and strong domestic demand, the lack of corporate pricing power has kept inflation subdued. During the 12-month period ended June 30, 1998, the consumer price index rose just 1.7%, while the producer price index fell 0.8%.

Although the Asian crisis should continue to hamper export growth and act as a drag on GDP, we do not expect consumer spending to slow significantly in the second half of 1998, barring a major stock market correction. Since domestic demand accounts for nearly two-thirds of GDP, we expect economic growth to remain moderately strong throughout 1998. Meanwhile, should labor markets tighten further, the current benign inflationary environment could be threatened by escalating wage pressures. Consequently, we believe that the risk of a tightening in monetary policy by the Federal Reserve Board has increased and that interest rates could rise in the near term.

Portfolio Matters

At the meeting of the Fund's Board of Directors held on July 9, 1997, a dividend increase of 35 basis points (0.35%) was approved, which raised the dividend of Income Opportunities Fund 2000, Inc. shares from 6.00% to 6.35%, based on the original offering price of $10.00 per share. To a large extent that increase was a result of slow prepayment speeds which increased the yields on many of the Fund's collateralized mortgage obligations. In addition, we had collected sizeable prepayment penalties on many commercial mortgage-backed securities.

However, one year later the environment is quite different. Interest rates are lower by over 100 basis points, as measured by the ten-year Treasury note. Mortgage prepayments have soared as the MBA Mortgage Refinance Index has recently hit an all-time high. Yet our borrowing costs have remained high as the Federal Reserve Board has kept short-term interest rates high in an effort to slow the robust economic growth. For example, the one-month London Interbank Offered Rate (LIBOR) ended the month of June at 5.66%, just 3 basis points lower from a year earlier. These events, coupled with a portfolio structured with the shorter time horizon in mind, necessitate a modest reduction in the dividend rate. Therefore, effective with the July 1998 distribution, the annualized distribution rate will be 6.00%.

Our primary investment strategy continues to focus on seeking to return a $10.00 per share net asset value upon the Fund's maturity. As such, our portfolio structure and dividend policy at this time are in keeping with that goal at the Fund's termination date.

In Conclusion

We thank you for your continued investment in Income Opportunities Fund 2000, Inc., and we look forward to discussing our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

August 4, 1998


                                     2 & 3

                             Income Opportunities Fund 2000, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS

 S&P         Moody's      Face                                                                           Value       Percent of
Rating       Rating      Amount                  Issue                                      Cost        (Note 1a)    Net Assets
===============================================================================================================================
Adjustable Rate* Mortgage-Backed Obligations**--London
Interbank Offered Rate Indexed Obligations
NR++         A2       $ 5,000,000    DLJ Commercial Mortgage Corp.,
                                     98-STFA-A3, 6.32% due 12/08/2000@@@                   $ 5,000,000   $ 5,009,375        4.5%
AAA          NR++       4,963,550    OUC Commercial Mortgage Securities Inc.,
                                     98-1-A, 7.502% due 1/27/2028 (a)                        5,004,398     4,984,491        4.5
A            BBB@@@       660,971    Resolution Trust Corp., REMIC (5) 91-M4-B,
                                     7.688% due 2/25/2020                                      670,275       660,971        0.6
                                     Sears Mortgage Securities Corporation, REMIC (5):
AAA          A1         2,357,048       91-M-A2, 6.906% due 11/25/2021                       2,365,608     2,358,226        2.1
AA+          Aaa        1,322,935       92-18B-A2, 7.506% due 9/25/2022                      1,350,790     1,347,411        1.2
NR++         A1         1,437,594       92-2-A1, 7.616% due 12/25/2024                       1,456,631     1,462,393        1.3
NR++         AAA@       2,403,391    Structured Asset Securities Corporation,
                                     97-C1-A, 5.856% due 1/25/2000@@@@ (b)                   2,403,391     2,403,391        2.2
-------------------------------------------------------------------------------------------------------------------------------
                                     Total Investments in Adjustable Rate Mortgage-Backed
                                     Obligations--London Interbank Offered Rate
                                     Indexed Obligations                                    18,251,093    18,226,258       16.4
===============================================================================================================================
Fixed Rate Mortgage-Backed Obligations**

AAA@@        Aaa        3,418,036    American Southwest Financial Securities Corp.,
                                     95-C1-A1A, 7.30% due 10/17/2001 (b)                     3,464,574     3,463,966       3.1
AA-          Aa3        5,000,000    Associates Corp. N.A., 6% due 6/15/2001 (b)             4,989,000     4,975,000       4.5
NR++         AA@        5,766,000    Blackrock Capital Finance L.P., CMO (4)
                                     96-C2-B, 7.788% due 11/15/2026@@@ (1)(a)                5,801,317     5,768,652       5.2
NR++         A2         5,000,000    CS First Boston Mortgage Securities Corp.,
                                     98-FL1-D, 6.156% due 12/10/2000                         5,000,000     5,000,000       4.5
                                     Federal Home Loan Mortgage Association, Pool (1):
NR++         NR++         311,018       #M80294, 5% due 10/01/2000                             300,083       307,544       0.3
NR++         NR++         551,136       #L90202, 5.50% due 12/01/2000                          540,974       545,531       0.5
                                     Federal National Mortgage Association, Pool (1):
NR++         NR++         358,970       #199718, 5.50% due 8/01/2000                           350,613       355,194       0.3
NR++         NR++         455,069       #227383, 5.50% due 9/01/2000                           443,906       450,282       0.4
NR++         NR++         287,074       #50932, 5.50% due 11/01/2000                           279,718       284,054       0.2
NR++         NR++         352,295       #241824, 5.50% due 12/01/2000                          343,212       348,589       0.3
NR++         NR++       1,088,035       #250038, 5.50% due 4/01/2001                         1,057,774     1,076,589       1.0
NR++         NR++       3,716,094       #73046, 7.60% due 10/01/2001                         3,678,933     3,802,029       3.4
NR++         NR++       5,424,728       #73059, 8.375% due 12/01/2001                        5,635,493     5,556,956       5.0
NR++         NR++       3,124,139       #73181, 7.14% due 9/01/2002                          3,104,613     3,179,788       2.9
                                     Federal National Mortgage Association, REMIC (1)(5):
NR++         NR++       8,090,822       94-M2-A, 6.625% due 2/25/2001                        7,950,714     8,146,446       7.3
NR++         NR++      15,112,896       G-92-39-Z, 7% due 10/25/2016 (a)                    15,158,578    15,117,581      13.6
NR++         NR++       5,000,000       97-7-PK, 6.50% due 10/18/2017 (b)                    5,004,594     5,017,335       4.5
AAA          Aaa        5,825,000    Ford Credit Auto Owner Trust, 98-B-A3, 5.85%
                                     due 10/15/2001                                          5,822,270     5,825,000       5.2
AAA          AAA@       5,000,000    GE Capital Mortgage Services, Inc., REMIC (5)
                                     98-9-A1, 6.50% due 6/25/2028 (b)                        5,014,817     5,020,312       4.5
                                     Kidder Peabody Acceptance Corp., REMIC (5)(b):
AA           AA+@       2,000,000       94-C1-B, 6.85% due 2/01/2006                         2,020,818     1,993,750       1.8

NR++         A+@        4,000,000       94-C1-C, 7% due 2/01/2006                            4,043,864     4,027,500       3.6

                                     PNC Mortgage Securities Corp., CMO (4):
AAA          Aaa        7,054,551       97-6-A1, 6.49% due10/25/2026 (b)                     7,053,669     7,069,983       6.4
AAA          AAA@@      5,000,000       98-6-1A3, 6.40% due 9/25/2028                        5,010,756     5,010,938       4.5
NR++         AAA@       5,000,000    Paine Webber Mortgage Acceptance Corp., CMO (4)
                                        96-M1-A1, 6.80% due 1/02/2012@@@ (b)                 5,046,949     5,100,000       4.6
                                     Resolution Trust Corporation, REMIC (5):
AAA          AA+@         922,876       92-C5-B, 6.90% due 5/25/2022 (a)                       926,316       921,145       0.8
A+@@         A2         1,471,278       92-C7-B, 7.15% due 6/25/2023 (a)                     1,485,972     1,474,497       1.3
AA-@@        A2           360,276       92-C6-B, 7.70% due 7/25/2024 (a)                       368,166       361,514       0.3
AA           AA+@@      3,771,211       93-C2-B, 7.75% due 3/25/2025 (b)                     3,851,627     3,764,140       3.4
AA@          Aa2        5,000,000    Town & Country Funding Corporation, CMO (4),
                                     5.85% due 8/15/1998 (1)                                 4,988,200     4,992,625       4.5
AAA          AAA@@     11,025,000    Vornado Finance Corp., CMO (4), 6.36%
                                     due 12/01/2000@@@                                       9,980,621    10,983,656       9.9
NR++         A3         5,000,000    World Omni Automobile Lease Securitization Corp.,
                                     97-B-B, 6.46% due 11/25/2003@@@ (b)                     5,020,729     5,006,250       4.5
-------------------------------------------------------------------------------------------------------------------------------
                                     Total Investments in Fixed Rate
                                     Mortgage-Backed Obligations                           123,738,870   124,946,846     112.3
===============================================================================================================================
Derivative Mortgage-Backed Obligations**--Interest Only (2)

                                     Federal National Mortgage Association, REMIC (5)(b):
NR++         NR++       4,026,619       93-221-JD, 6% due 11/25/2006                           358,760       285,459       0.2
NR++         NR++       5,278,328       94-23-PN, 6% due 7/25/2017                             522,814       453,606       0.4
NR++         Aaa       28,608,472    Fund America Investors Corporation II, CMO (4)
                                     93-E-SIO, 0.50% due 9/25/2023                             476,295       202,691       0.2
AAA@@        Aaa        4,649,524    Mortgage Capital Funding Inc., REMIC (5)
                                     94-MC1-I1, 0.865% due 6/25/2019                            71,388        72,533       0.1
                                                                                          ------------  ------------      ----
                                                                                             1,429,257    1,014,280        0.9
===============================================================================================================================
Derivative Mortgage-Backed Obligations**--Inverse Floaters (3)

                                     Federal Home Loan Mortgage Corporation, REMIC (5):
NR++         NR++       2,251,618       1557-S, 3.187% due 8/15/1998                         2,086,265     2,256,543       2.0
NR++         NR++          86,094       1330-I, 8.995% due 9/15/1999                            81,359        85,959       0.1
NR++         NR++       2,948,826       1743-S, 5.55% due 8/15/2001                          2,476,092     2,896,835       2.6
NR++         NR++       9,150,000    Federal National Mortgage Association, REMIC (5)
                                     93-227-S, 3.768% due 12/25/2000 (1)                     6,567,281     8,596,260       7.8
                                                                                          ------------  ------------      ----
                                                                                            11,210,997    13,835,597      12.5
===============================================================================================================================
                                     Total Investments in Derivative
                                     Mortgage-Backed Obligations                            12,640,254    14,849,886      13.4
===============================================================================================================================
                                     Total Investments in Mortgage-Backed Obligations      154,630,217   158,022,990     142.1
===============================================================================================================================


                                     4 & 5

                             Income Opportunities Fund 2000, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                  Face                                                                      Value    Percent of
                                 Amount                           Issue                         Cost       (Note 1a) Net Assets
===============================================================================================================================
Short-Term     US Government$    25,000          US Treasury Bills, 4.94% due 7/02/1998 (6)   $ 24,997      $ 24,998       0.0%
Securities     Obligations***
===============================================================================================================================
                                                 Total Investments in Short-Term Securities     24,997        24,998       0.0
===============================================================================================================================
                                                 Total Investments                        $154,655,214   158,047,988      142.1
                                                                                          ============

                                                 Variation Margin on Financial Futures
                                                 Contracts****                                                 6,750        0.0
                                                 Liabilities in Excess of Other Assets                   (46,826,332)     (42.1)
                                                                                                        ------------      -----
                                                 Net Assets                                             $111,228,406      100.0%
                                                                                                        ============      =====
===============================================================================================================================

      Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:

(a)   Less than 1 year.
(b)   1-3 years.
(1) Security represents collateral in connection with Reverse Repurchase Agreements (Note 5).
(2) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(3) Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
(4)   Collateralized Mortgage Obligation (CMO).
(5) Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
(6) All or portion of the security held as collateral in connection with open financial futures contracts.
* Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
*** Certain US Government Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
****  Financial futures contracts sold as of June 30, 1998 were as follows:
--------------------------------------------------------------------------------
Number of                                         Expiration          Value
Contracts       Issue            Exchange            Date        (Notes 1a & 1c)
--------------------------------------------------------------------------------
   10        Eurodollar            CME          December 1998       $2,356,750
   10        Eurodollar            CME           March 1999          2,358,125
   10        Eurodollar            CME            June 1999          2,357,500
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$7,077,125)                                  $7,072,375
                                                                    ==========
--------------------------------------------------------------------------------
++    Not Rated.
@     Rating of issue is by Fitch Investors Service.
@@    Rating of issue is by Duff & Phelps.
@@@ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
@@@@ Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $2,403,000, representing 2.2% of net assets.
--------------------------------------------------------------------------------
                                                                        Value
Issue                          Acquisition Date        Cost           (Note 1a)
--------------------------------------------------------------------------------
Structured Asset Securities
  Corporation, 97-C1-A,
  5.856% due 1/25/2000            2/09/1998        $2,403,391       $2,403,391
--------------------------------------------------------------------------------
       Total                                       $2,403,391       $2,403,391
                                                   ==========       ==========
--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of June 30, 1998

===========================================================================================================================
Assets:           Investments, at value (identified cost--$154,655,214) (Note 1a) .....                       $ 158,047,988
                  Cash ................................................................                              68,164
                  Receivables:
                     Securities sold .................................................. $   12,457,500
                     Interest .........................................................        983,392
                     Principal paydowns ...............................................         56,153
                     Variation margin (Note 1c) .......................................          6,750           13,503,795
                                                                                        --------------
                  Prepaid expenses and other assets ...................................                               9,113
                                                                                                              -------------
                  Total assets ........................................................                         171,629,060
                                                                                                              -------------
===========================================================================================================================
Liabilities:      Payables:
                     Reverse repurchase agreements (Note 5) ...........................     54,637,000
                     Securities purchased .............................................      5,037,604
                     Interest expense (Note 5) ........................................        502,099
                     Investment adviser (Note 2) ......................................         27,441
                     Dividends to shareholders (Note 1f) ..............................          1,088           60,205,232
                                                                                        --------------
                  Accrued expenses and other liabilities ..............................                             195,422
                                                                                                              -------------
                  Total liabilities ...................................................                          60,400,654
                                                                                                              -------------
===========================================================================================================================
Net Assets:       Net assets ..........................................................                       $ 111,228,406
                                                                                                              =============
===========================================================================================================================
Capital:          Capital stock, $0.10 par value, 200,000,000 shares authorized .......                       $   1,105,773
                  Paid-in capital in excess of par ....................................                         106,408,040
                  Undistributed investment income--net ................................                           2,892,912
                  Accumulated realized capital losses on investments--net (Note 6) ....                          (2,575,843)
                  Unrealized appreciation on investments--net .........................                           3,397,524
                                                                                                              -------------
                  Net assets-Equivalent to $10.06 per share based on 11,057,727 shares
                  outstanding (market price-$9.6875) ..................................                       $ 111,228,406
                                                                                                              =============
===========================================================================================================================

                  See Notes to Financial Statements.


                                     6 & 7

                             Income Opportunities Fund 2000, Inc., June 30, 1998

STATEMENT OF OPERATIONS

                   For the Six Months Ended June 30, 1998
===========================================================================================================================
Investment Income  Interest and amortization of premium and discount earned ........                          $   5,089,984
(Note 1e):         Other ...........................................................                                 19,824
                                                                                                              -------------
                   Total income ....................................................                              5,109,808
                                                                                                              -------------
===========================================================================================================================
Expenses:          Interest expense (Note 5) .......................................     $   1,488,160
                   Investment advisory fees (Note 2) ...............................           165,147
                   Professional fees ...............................................            46,414
                   Accounting services (Note 2) ....................................            37,989
                   Trustees' fees and expenses .....................................            21,350
                   Transfer agent fees .............................................            15,255
                   Printing and shareholder reports ................................             9,611
                   Custodian fees ..................................................             7,016
                   Pricing fees ....................................................             1,126
                   Other ...........................................................            20,756
                                                                                         -------------
                   Total expenses ..................................................                              1,812,824
                                                                                                              -------------
                   Investment income-net ...........................................                              3,296,984
                                                                                                              -------------
===========================================================================================================================
Realized &         Realized loss on investments--net ...............................                                (17,964)
Unrealized Gain    Change in unrealized appreciation on investments--net ...........                                 28,734
(Loss) on                                                                                                     -------------
Investments        Net Increase in Net Assets Resulting from Operations ............                          $   3,307,754
(Notes 1c, 1e & 3):                                                                                           =============
===========================================================================================================================

               See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six          For the
                                                                                          Months Ended         Year Ended
                                                                                            June 30,          December 31,
                   Increase (Decrease) in Net Assets:                                         1998                1997
===========================================================================================================================
Operations:        Investment income--net .............................................. $   3,296,984        $   6,845,910
                   Realized gain (loss) on investments--net ............................       (17,964)             174,115
                   Change in unrealized appreciation on investments--net ...............        28,734            1,650,568
                                                                                         -------------          -----------
                   Net increase in net assets resulting from operations ................     3,307,754            8,670,593
                                                                                         -------------          -----------
===========================================================================================================================
Dividends to       Investment income--net ..............................................    (2,925,653)          (7,090,766)
Shareholders       Net decrease in net assets resulting from dividends                   -------------          -----------
(Note 1f):         to shareholders .....................................................    (2,925,653)          (7,090,766)
                                                                                         -------------          -----------
===========================================================================================================================
Capital Stock      Net decrease in net assets derived from capital stock transactions ..           --            (1,583,324)
Transactions                                                                             -------------          -----------
(Note 4):
===========================================================================================================================
Net Assets:        Total increase (decrease) in net assets .............................       382,101               (3,497)
                   Beginning of period .................................................   110,846,305          110,849,802
                                                                                         -------------          -----------
                   End of period* ...................................................... $ 111,228,406        $ 110,846,305
                                                                                         =============        =============
===========================================================================================================================
                  * Undistributed investment income--net ............................... $   2,892,912        $   2,521,581
                                                                                         =============        =============
===========================================================================================================================

               See Notes to Financial Statements.


                                     8 & 9

                             Income Opportunities Fund 2000, Inc., June 30, 1998

STATEMENT OF CASH FLOWS

                   For the Six Months Ended June 30, 1998
===============================================================================================================
Cash Provided by   Net increase in net assets resulting from operations .......................   $  3,307,754
Operating          Adjustments to reconcile net increase in net assets resulting from
Activities:        operations to net cash provided by operating activities:
                      Decrease in receivables .................................................         96,824
                      Increase in other liabilities ...........................................         18,483
                      Realized and unrealized gain on investments--net ........................        (10,770)
                      Amortization of premium and discount--net ...............................        597,334
                                                                                                  ------------
                   Net cash provided by operating activities ..................................      4,009,625
                                                                                                  ------------
===============================================================================================================
Cash Used for      Proceeds from principal payments and sales of long-term securities .........     40,080,246
Investing          Purchases of long-term securities ..........................................    (48,462,995)
Activities:        Purchases of short-term investments ........................................    (65,516,171)
                   Proceeds from sales and maturities of short-term investments ...............     66,771,000
                                                                                                  ------------
                   Net cash used for investing activities .....................................     (7,127,920)
                                                                                                  ------------
===============================================================================================================
Cash Provided by   Cash receipts from borrowings ..............................................     27,127,000
Financing          Cash payments on borrowings ................................................    (20,223,000)
Activities:        Dividends paid to shareholders .............................................     (3,734,718)
                                                                                                  ------------
                   Net cash provided by financing activities ..................................      3,169,282
                                                                                                  ------------
===============================================================================================================
Cash:              Net increase in cash .......................................................         50,987
                   Cash at beginning of period ................................................         17,177
                                                                                                  ------------
                   Cash at end of period ......................................................   $     68,164
                                                                                                  ============
===============================================================================================================
Cash Flow          Cash paid for interest .....................................................   $  1,543,347
Information:                                                                                      ============
===============================================================================================================

               See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                        For the
The following per share data and ratios have been derived              Six Months                 For the Year Ended
from information provided in the financial statements.                   Ended                        December 31,
                                                                        June 30,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                   1998@         1997@        1996@       1995        1994
==================================================================================================================================
Per Share Operating Performance:

Net asset value, beginning of period ............................... $   10.02     $    9.87    $    9.83   $    8.51   $   10.00
                                                                     ---------     ---------    ---------   ---------   ---------
   Investment income--net ..........................................       .30           .62          .63         .60         .64
   Realized and unrealized gain (loss) on investments--net .........        --@@         .17         (.03)       1.27       (1.50)
                                                                     ---------     ---------    ---------   ---------   ---------
Total from investment operations ...................................       .30           .79          .60        1.87        (.86)
                                                                     ---------     ---------    ---------   ---------   ---------
Less dividends and distributions:
   Investment income--net ..........................................      (.26)         (.64)        (.56)       (.55)       (.63)
   Realized gain on investments--net ...............................        --            --           --          --          --@@
                                                                     ---------     ---------    ---------   ---------   ---------
Total dividends and distributions to Common Stock shareholders .....      (.26)         (.64)        (.56)       (.55)       (.63)
                                                                     ---------     ---------    ---------   ---------   ---------
Net asset value, end of period ..................................... $   10.06     $   10.02    $    9.87   $    9.83   $    8.51
                                                                     =========     =========    =========   =========   =========

Market price per share, end of period .............................. $  9.6875     $   9.625    $    9.00   $    8.75   $   7.375
                                                                     =========     =========    =========   =========   =========
==================================================================================================================================
Total Investment Return:**

Based on market price per share ....................................      3.41%++      14.47%        9.63%      26.77%     (13.91%)
                                                                     =========     =========    =========   =========   =========
Based on net asset value per share .................................      3.16%++       8.67%        7.02%      23.42%      (8.11%)
                                                                     =========     =========    =========   =========   =========
==================================================================================================================================
Ratios to Average Net Assets:

Expenses, excluding interest expense ...............................       .59%*         .81%         .81%        .89%        .90%
                                                                     =========     =========    =========   =========   =========
Expenses ...........................................................      3.29%*        3.50%        3.36%       3.90%       3.05%
                                                                     =========     =========    =========   =========   =========
Investment income--net .............................................      5.99%*        6.22%        6.46%       6.34%       6.79%
                                                                     =========     =========    =========   =========   =========
==================================================================================================================================
Supplemental Data:

Net assets, end of period (in thousands) ........................... $ 111,228     $ 110,846    $ 110,850   $ 119,328   $ 109,879
                                                                     =========     =========    =========   =========   =========
Portfolio turnover .................................................     32.30%        22.35%      112.97%      32.78%     109.96%
                                                                     =========     =========    =========   =========   =========
==================================================================================================================================
Leverage:

Amount of borrowings outstanding, end of period (in thousands) ..... $  54,637     $  47,733    $  49,781   $  53,070   $  55,195
                                                                     =========     =========    =========   =========   =========
Average amount of borrowings outstanding during
 the period (in thousands) ......................................... $  52,091     $  51,306    $  51,951   $  56,355   $  61,771
                                                                     =========     =========    =========   =========   =========
Average amount of borrowings outstanding per share
 during the period ................................................. $    4.71     $    4.64    $    4.44   $    4.50   $    4.68
                                                                     =========     =========    =========   =========   =========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
@     Based on average shares outstanding.
@@    Amount is less than $.01 per share.
++    Aggregate total investment return.

See Notes to Financial Statements.


                                    10 & 11

                             Income Opportunities Fund 2000, Inc., June 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Income Opportunities Fund 2000, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund is anticipated to terminate on or about December 31, 2000. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IFT. The following is a summary of significant accounting policies followed by the Fund.


(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.30% of the Fund's average weekly net assets from December 1, 1997 through termination of the Fund.

During the six months ended June 30, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., $698 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $53,500,599 and $52,593,899, respectively.

Net realized losses for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

---------------------------------------------------------------------------
                                                  Realized       Unrealized
                                                   Losses          Gains
---------------------------------------------------------------------------
Long-term investments .........................  $(12,495)      $ 3,392,774
Financial futures contracts ...................        --             4,750
Options purchased .............................    (5,469)               --
                                                 --------       -----------
Total .........................................  $(17,964)      $ 3,397,524
                                                 ========       ===========
---------------------------------------------------------------------------


                                    12 & 13

                             Income Opportunities Fund 2000, Inc., June 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,392,774, of which $4,184,360 related to appreciated securities and $791,586 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $154,655,214.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

Shares issued and outstanding during the six months ended June 30, 1998 remained constant and during the year ended December 31, 1997 the Fund repurchased 173,000 shares of capital stock at an average market price of $9.15, all of which have been retired.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of June 30, 1998, the Fund had entered into reverse repurchase agreements in the amount of $54,637,000. For the six months ended June 30, 1998, the average amount outstanding was approximately $52,091,000 and the daily weighted average interest rate was 5.79%.

6. Capital Loss Carryforward:

At December 31, 1997, the Fund had a net capital loss carryforward of approximately $2,422,000, of which $2,217,000 expires in 2002 and $205,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On July 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.050000 per share, payable on July 31, 1998 to shareholders of record as of July 23, 1998.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol

IFT


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 2000, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Income Opportunities
Fund 2000, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           #16523-6/98

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